4Q24 Earnings Presentation

Reinsurance Group of America, Incorporated

02.06.2025

Safe Harbor

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and federal securities laws including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance, and growth potential of Reinsurance Group of America, Incorporated (the "Company"). Forward-looking statements often contain words and phrases such as "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "if," "intend," "likely," "may," "plan," "potential," "pro forma," "project," "should," "will," "would," and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms. Forward-looking statements are based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.

Factors that could also cause results or events to differ, possibly materially, from those expressed or implied by forward-looking statements, include, among others: (1) adverse changes in mortality, morbidity, lapsation, or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company's liquidity, access to capital, and cost of capital, (4) changes in the Company's financial strength and credit ratings and the effect of such changes on the Company's future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in the market value of assets subject to the Company's collateral arrangements, (7) action by regulators who have authority over the Company's reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent's status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company's current and planned markets, (10) the impairment of other financial institutions and its effect on the Company's business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company's investment securities or result in the impairment of all or a portion of the value of certain of the Company's investment securities that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company's ability to make timely sales of investment securities, (14) risks inherent in the Company's risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company's investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company's dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers, and others, (18) financial performance of the Company's clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, pandemics, epidemics, or other major public health issues anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors' responses to the Company's initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company's entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company's telecommunication, information technology, or other operational systems, or the Company's failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse developments with respect to litigation, arbitration, or regulatory investigations or actions, (26) the adequacy of reserves, resources, and accurate information relating to settlements, awards, and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, including Long-Duration Targeted Improvement accounting changes, and (28) other risks and uncertainties described in this document and in the Company's filings with the Securities and Exchange Commission ("SEC").

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company's business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company's situation may change in the future, except as required under applicable securities law. For a discussion of the risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A – "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, as may be supplemented by Item 1A - "Risk Factors" in the Company's subsequent Quarterly Reports on Form 10-Q and in our other periodic and current reports filed with the SEC.

Use of Non-GAAP Financial Measures

Reinsurance Group of America, Incorporated (the "Company") discloses certain financial measures that are not determined in accordance with U.S. GAAP. The Company principally uses such non-GAAP financial measures in evaluating performance because the Company believes that such measures, when reviewed in conjunction with relevant U.S. GAAP measures, present a clearer picture of our operating performance and assist the Company in the allocation of its resources. The Company believes that these non-GAAP financial measures provide investors and other third parties with a better understanding of the Company's results of operations, financial statements and the underlying profitability drivers and trends of the Company's businesses by excluding specified items which may not be indicative of the Company's ongoing operating performance and may fluctuate significantly from period to period. These measures should be considered supplementary to the Company's financial results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such measures. Consequently, the Company's non-GAAP financial measures may not be comparable to similar measures used by other companies.

The following non-GAAP financial measures are used in this document or in other public disclosures made by the Company from time to time:

1. **Adjusted operating income, on a pre-tax and after-tax basis, and adjusted operating income per diluted share.** The Company uses these measures as a basis for analyzing financial results because the Company believes that such measures better reflect the ongoing profitability and underlying trends of the Company's continuing operations. Adjusted operating income is calculated as net income available to the Company's shareholders (or, in the case of pre-tax adjusted operating income, income before income taxes) excluding, as applicable:
   - substantially all of the effect of net investment related gains and losses;
   - changes in the fair value of certain embedded derivatives;
   - changes in the fair value of contracts that provide market risk benefits;
   - non-economic losses at contract inception for direct pension risk transfer single premium business (which are amortized into adjusted operating income within claims and other policy benefits over the estimated lives of the contracts);
   - any net gain or loss from discontinued operations;
   - the cumulative effect of any accounting changes;
   - the impact of certain tax-related items; and
   - any other items that the Company believes are not indicative of the Company's ongoing operations

   as such items can be volatile and may not reflect the underlying performance of the Company's business. In addition, adjusted operating income per diluted share is calculated as adjusted operating income divided by weighted average diluted shares outstanding. These measures also serve as a basis for establishing target levels and awards under the Company's management incentive programs.

Adjusted operating income (loss) before income taxes, when presented at a segment level, is a measure reported to our management for purposes of making decisions about allocating resources to our business segments and assessing the performance of our business segments, and will be presented in our financial statement footnotes beginning with the Company's annual report on Form 10-K to be filed for the fiscal year ended December 31, 2024 in accordance with ASC 280 – "Segment Reporting." Adjusted operating income (loss) before income taxes, when presented on a consolidated basis, is a non-GAAP financial measure.

2. **Adjusted operating income (on a pre-tax and after-tax basis), excluding notable items, and adjusted operating income per diluted share, excluding notable items.** Notable items are items the Company believes may not be indicative of its ongoing operating performance which are excluded from adjusted operating income to provide investors and other third parties with a better understanding of the Company's results. Such items may be unexpected, unknown when the Company prepares its business plan or otherwise. Notable items presented include the financial impact of the Company's assumption reviews.
3. **Adjusted operating revenue.** This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives.
4. **Shareholders' equity position excluding the impact of accumulated other comprehensive income (loss) ("AOCI"), shareholders' average equity position excluding AOCI, and book value per share excluding the impact of AOCI.** The Company believes that these measures provide useful information since such measures exclude AOCI-related items that are not permanent and can fluctuate significantly from period to period, and may not reflect the impact of the underlying performance of the Company's businesses on shareholders' equity and book value per share. AOCI primarily relates to changes in interest rates, credit spreads on its investment securities, future policy benefits discount rate measurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and foreign currency fluctuations. The Company also discloses the following non-GAAP financial measures:
   - Shareholders' average equity position excluding AOCI and B36, where B36 refers to the cumulative change in fair value of funds withheld embedded derivatives;
   - Shareholders' average equity position excluding AOCI and notable items; and
   - Shareholders' average equity position excluding AOCI, B36 and notable items.
5. **Adjusted operating return on equity.** This measure is calculated as adjusted operating income divided by average shareholders' equity excluding AOCI. Adjusted operating return on equity also serves as a basis for establishing target levels and awards under the Company's management incentive programs. The Company also discloses the following non-GAAP financial measures:
   - Adjusted operating return on equity excluding AOCI and B36;
   - Adjusted operating return on equity excluding AOCI and notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders' equity excluding notable items and AOCI; and
   - Adjusted operating return on equity excluding AOCI, B36 and notable items.

Reconciliations of the foregoing non-GAAP financial measures (to the extent disclosed in this document) to the most comparable GAAP financial measures are provided in the Appendix at the end of this document. Except as otherwise noted herein, the non-GAAP figures and reconciliations presented herein reflect the Company's adoption of the Financial Accounting Standards Board's Accounting Standards Update No. 2018-12, "Targeted Improvements to the Accounting for Long-Duration Contracts" and related amendments ("LDTI"). For additional information regarding the Company's adoption of LDTI, see Note 1 – "Business and Basis of Presentation" and Note 3 – "Impact of New Accounting Standard" in the notes to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2023.

The Company is unable to provide reconciliations of the intermediate term targets of consolidated adjusted operating income (loss) before taxes, adjusted operating income (loss) before taxes, excluding notable items (on both a segment-level and consolidated basis), consolidated adjusted operating ROE, respectively, which are forward-looking non-GAAP financial measures, due to, among other things, that these targets are a composite of our goals for future results, the inherent difficulty in forecasting generally, and the difficulty of quantifying accurate forecasts of the numerous components comprising these calculations that would be necessary to provide any such reconciliations. In addition, actual performance in future periods may vary from the intermediate term target ranges for a variety of reasons, including known and unknown risk and uncertainties.

RGA

Fourth Quarter Financial Highlights

Strong operating results

Solid overall operating performance

- Q4 adjusted operating income, excluding notable items of **$4.99**[1] per diluted share
- Adjusted operating ROE, excluding notable items, of **15.4%**[1] for the trailing twelve months
- Non-spread new money rate[2] on investments of **6.04%**

Strong business momentum

- **$1.0 billion** increase in value of in-force business margins from new business in the quarter
- Strong capital deployment of **$250 million** for the quarter into in-force block transactions
- Traditional premium growth of **8.3%** year-to-date on a constant currency[3] basis
- Very attractive transaction pipeline

Balance sheet management

- Deployable capital[4] of **$1.7 billion**
- Continued in-force management actions
- Ongoing balance sheet optimization efforts, including active portfolio repositioning for long term value
- Record quarter of **$2.5 billion** private asset originations

[1] Please refer to "Use of Non-GAAP Financial Measures".
[2] Excludes spread business. Excludes purchases of cash, cash equivalents, U.S. Treasury notes, and purchases made using proceeds from funding agreement-backed notes.
[3] Actual amounts reflect impact of currency fluctuations. Constant currency amounts reflect foreign denominated activity translated to U.S. dollars at a constant exchange rate.
[4] Capital available for deployment considers capital available to deploy into transactions or available to return to shareholders over the next 12 months. Available capital includes management assumptions of capital sources and actions over that timeframe, considering both regulatory and rating agency capital methodologies, and such assumptions are subject to change.

2024 Full Year Financial Highlights

Record operating results

Very strong operating performance

- Adjusted operating income, excluding notable items of **$22.57**[1] per diluted share, a record result
- Value of in-force business margins increased **$4.6 billion**, or **13.9%** year to date, which includes an expected **$4.8 billion** from new business and **$2.1 billion** from balance sheet optimization actions
- Record capital deployment of **$1,676 million** into in-force block transactions
- Record value of new business added, both organic and in-force transactions
- Favorable overall underwriting experience and investment results

Favorable outlook

- Strong business momentum continuing across markets and product lines
- Increased adjusted operating income[1] run rates and intermediate term adjusted operating ROE[1] target[2] to **13%-15%**
- Intermediate term adjusted operating income per share[1] growth target[2] remains at **8%-10%**
- Increased public and private asset capabilities, further enhancing our ability to reinsure both sides of the balance sheet

[1]Please refer to "Use of Non-GAAP Financial Measures".

[2]Please refer to "Use of Non-GAAP Financial Measures" for information regarding targets. Targets based on expected adjusted operating income.

RGA

Consolidated Results

Consistent EPS growth and strong ROE

Adjusted operating EPS, excluding notable items[1]



$5.16
$4.40
$5.57
$4.73
$6.02
$5.48
$6.13
$4.99
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24

Trailing 12 month adjusted operating ROE, excluding notable items[1]



13.1%
13.0%
14.0%
14.4%
14.8%
15.3%
15.5%
15.4%
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24

Strong new business momentum, balance sheet optimization, higher investment yields

[1]Please refer to "Use of Non-GAAP Financial Measures".

Q4 Results by Segment

Adjusted Operating Income (Loss) Before Taxes[1]	4Q24[1]	2024 Run Rate Targets[1,2]
U.S. and Latin America Traditional	$151	$85-95
U.S. and Latin America Financial Solutions	$76	$93-103
Canada Traditional	$32	$31-34
Canada Financial Solutions	$8	$6-8
EMEA Traditional	$11	$16-19
EMEA Financial Solutions	$96	$70-78
APAC Traditional	$63	$81-89
APAC Financial Solutions	$65	$51-56
Corporate and Other	$(71)	$(40)-(35)
Total	$431	$393-447

[1] $ in millions. Please refer to "Use of Non-GAAP Financial Measures", including for information regarding segment performance measures and targets.
[2] Annual run rate targets previously provided in the 4Q23 Earnings Presentation, divided by four to calculate the quarterly run rate targets.

- **U.S. and Latin America**: Traditional results reflected favorable in-force management actions, partially offset by unfavorable Group experience; Financial Solutions results reflected the continued runoff of existing annuity business and the earnings emergence from new transactions
- **Canada**: Traditional results reflected unfavorable Individual Life claims experience, mostly offset by favorable experience in Group business; Financial Solutions results were in line with expectations
- **EMEA**: Traditional results reflected unfavorable claims experience, partially offset by higher fee income related to a treaty recapture; Financial Solutions results reflected the impact of strong new business in recent periods, favorable longevity experience, and higher investment margins
- **APAC**: Traditional results reflected unfavorable claims and other experience; Financial Solutions results reflected favorable overall experience, partially offset by lower variable investment income
- **Corporate**: Results reflected higher general expenses, including incentive compensation accrual true-up

2024 Results by Segment

Adjusted Operating Income (Loss) Before Taxes, excluding Notable Items[1]	2024[1]	2024 Run Rate Targets[1,2]
U.S. and Latin America Traditional	$578	$340-380
U.S. and Latin America Financial Solutions	$326	$370-410
Canada Traditional	$129	$125-135
Canada Financial Solutions	$26	$25-30
EMEA Traditional	$70	$65-75
EMEA Financial Solutions	$347	$280-310
APAC Traditional	$377	$325-355
APAC Financial Solutions	$264	$205-225
Corporate and Other	$(171)	$(160)-(140)
Total	$1,946	$1,575-1,780

[1] $ in millions. Please refer to "Use of Non-GAAP Financial Measures", including for information regarding segment performance measures and targets.
[2] Annual run rate targets previously provided in the 4Q23 Earnings Presentation. Annual run rate targets reflect adjusted operating income (loss) before taxes.

- **U.S. and Latin America:** Traditional results reflected favorable in-force management actions and Individual Health results; Financial Solutions results reflected the continued runoff of existing annuity business and the earnings emergence from new transactions
- **Canada:** Traditional and Financial Solutions results were in line with expectations
- **EMEA:** Traditional results reflected unfavorable experience, partially offset by higher fee income related to a treaty recapture and the positive impacts from new business; Financial Solutions results reflected the impact of strong new business in recent periods and favorable longevity experience
- **APAC:** Traditional results reflected the benefit of in-force management actions and favorable overall experience; Financial Solutions results reflected favorable overall experience, partially offset by lower variable investment income
- **Corporate:** Results reflected modestly higher general expenses, including incentive compensation

Biometric Experience



Total Company
$ in millions
$200
$150
$100
$50
$0
-$50
-$100
$20
($43)
$138
$58
$2
($14)
$79
$0
($52)
($58)
$167
($14)
4Q23
1Q24
2Q24
3Q24
4Q24
2024
Underlying Claims Experience (Economic)2
Financial Impact (Accounting)3

Broad based favorable economic biometric experience[1] for the full year

Claims experience not reflected in income will be recognized over the remaining life of the business

[1] Claims experience on our mortality, morbidity and longevity risks.
[2] Claims experience shown as the difference between actual experience and best estimate expectations. Best estimates are reviewed regularly and can change over time.
[3] Represents the portion of the underlying claims experience recognized in the current period income.

Premium Growth

Continued good momentum

Traditional premium growth



8.3%
7.9%
6.7%
5.9%
6.1%
4.9%
3.3%
4.0%
3.3%
3.0%
2020
2021
2022
2023
2024
Traditional Reported
Traditional Constant Currency

Premiums[1]	2024	2023	% Change	Constant Currency % Change[2]
U.S. and Latin America Traditional	$7,500	$7,023	7.0%	6.9%
Canada Traditional	$1,291	$1,215	6.3%	7.9%
EMEA Traditional	$2,002	$1,775	12.8%	11.2%
APAC Traditional	$3,014	$2,785	8.2%	10.3%
Total Traditional	**$13,807**	**$12,798**	**7.9%**	**8.3%**
Global Financial Solutions[3]	$4,036	$2,287	76.4%	76.6%
Total	**$17,843**	**$15,085**	**18.3%**	**18.7%**

[1] $ in millions.
[2] Actual amounts reflect impact of currency fluctuations. Constant currency amounts reflect foreign denominated activity translated to U.S. dollars at a constant exchange rate. Excludes adverse net foreign currency effects of $59 million.
[3] The increase is primarily due to a $2.9 billion contribution from single premium pension risk transfer transactions completed in 2024 compared to a $1.5 billion contribution from single risk premium transfer transactions in 2023.

Non-Spread Investment Results

Investment yield[1]

- Diversified portfolio and broad investment platform supports portfolio income
- Yield lower primarily reflecting incentive compensation accrual true-up; Variable investment income ("VII") modestly lower vs. prior quarter



4.86%
4.70%
4.65%
5.08%
4.83%
4.60%
4.75%
4.76%
4.95%
4.80%
4Q23
1Q24
2Q24
3Q24
4Q24
Reported
Excluding VII

New money rate[2]

- Q4 new money rate of **6.04%,** well above portfolio yield
- Increase over prior quarter primarily reflects higher yields and increased private asset sourcing



6.65%
6.12%
6.22%
5.68%
6.04%
4Q23
1Q24
2Q24
3Q24
4Q24
Reported

[1] On an amortized cost basis, excluding spread business; average invested assets at amortized cost in Q4 equaled $40.8 billion.
[2] Excludes purchases of cash, cash equivalents, U.S. Treasury notes, and purchases made using proceeds from funding agreement-backed notes.

RGA

Investment Portfolio

- Disciplined approach focuses on strong credit underwriting with emphasis on higher-quality, diversified fixed income assets
- Fixed maturity securities: 94.6% investment grade rated; high yield is primarily BB rated
- Broad investment completion platform supported strong new business volume aligned to liabilities and in-force management
- Minimal Q4 impairments

Asset Allocation[1,3]



$101.4B
72.4%
8.7%
5.4%
4.2%
3.6%
3.0%
1.3%
1.2%
0.2%
Investment Grade Bonds
Mortgage Loans on Real Estate
Funds Withheld at Interest
High Yield Bonds
Short-Term/Cash Equivalents
LPS/Real Estate JVs
Policy loans
Other Invested Assets
Equity Securities

Fixed maturity securities credit rating[1,2]



$77.6B
65.5%
29.1%
4.4%
1.0%
AAA/AA/A
BBB
BB
<BB

Our investment strategy balances risk and return to build a portfolio to weather cycles

[1] As of December 31, 2024.
[2] Percentages based on statutory carry value. The rating agency designation includes all "+" or "-" at that rating level (e.g., "BBB" includes "BBB+", "BBB", and "BBB-").
[3] $4.5 billion of assets supporting funds withheld liabilities.

Commercial Mortgage Loans (CML)

- Experienced internal team has managed through multiple real estate cycles; utilizes downcycle playbook
- Disciplined portfolio underwriting and resulting metrics provide significant expected downside support
  - Loan-to-value (LTV): less than 60%; significant borrower equity ahead of our investment; reviewed at least annually
  - Debt service coverage ratio (DSCR): 1.79 average; predictable income stream to make debt service payments
  - Well-laddered scheduled maturity profile, coupled with amortization, reduces maturity default risk
    - Expected maturities: 2025 5%; 2026 9%; 2027 10%
  - Average loan balance ~$10 million
  - Limited delinquency or non-performers
  - Office properties are primarily in suburban locations; office portfolio LTV 65%
  - No traditional malls in retail portfolio

Commercial mortgage investment by property type[1]



4.9%
0.4%
12.5%
32.7%
19.2%
$9.0B
30.3%
Retail
Industrial
Office
Multi-Family
Hotel
Other

Commercial mortgage investment by NAIC rating[1]



3.6%
1.4%
0.1%
44.9%
$9.0B
50.0%
CM1
CM2
CM3
CM4
CM7

High quality, well-diversified by geography and property type

[1] As of December 31, 2024.

CML Office Loan Exposure[1]

- CML office loan exposure represents 1.7% of total cash and invested assets
- Office loan portfolio is primarily suburban focused; average loan size of ~$11 million
- Diversified geographically
  - Invested across 50+ Metropolitan Statistical Areas (MSAs)
- Manageable near-term office loan maturities

Portfolio metrics

LTV	DSCR	Average loan size
65%	1.95x	~$11 M



Book Value ($ millions)
$150
$328
$267
$223
$132
2025
2026
2027
2028
2029
Book value of office portfolio maturing by year

Portfolio of selective, first lien loans

Originated and managed by experienced RGA team

[1] As of December 31, 2024.

Capital and Liquidity

Capital

- Strong capital position
- Deployable capital of $1.7 billion[3]



$ in billions
LDTI
$12.6
$12.3
$13.0
$14.0
$15.1
2020
2021
2022
2023
2024
RGA Inc.'s Equity ex-AOCI[1]
Debt
Hybrids

Leverage ratios

- Leverage ratios within our targeted ranges



LDTI
19.5%
28.4%
16.6%
29.7%
15.7%
31.2%
14.6%
32.3%
17.7%
34.0%
2020
2021
2022
2023
2024
Debt to Total Capital
Debt + Hybrids to Total Capital

Ample liquidity

- $663 million[2] at the holding company
- Access to $850 million syndicated credit facility and other sources



$ in billions
$3.4
$2.9
$2.9
$3.0
$3.3
2020
2021
2022
2023
2024
Cash and Cash Equivalents

[1] Please refer to "Reconciliations of Non-GAAP Measures". Amounts prior to 2021 have not been updated to reflect the adoption of ASU 2018-12, *Financial Services – Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts ("LDTI")*.
[2] Includes both cash and invested assets.
[3] Capital available for deployment considers capital available to deploy into transactions or available to return to shareholders over the next 12 months. Available capital includes management assumptions of capital sources and actions over that timeframe, considering both regulatory and rating agency capital methodologies, and such assumptions are subject to change.

Deployable Capital

Improved forward-looking estimate

- Represents management's estimate of capital available for deployment into transactions or available to return to shareholders over the next 12 months
  - Includes estimates of capital generation and consumption over a rolling 12-month period
  - Capital sources include retained earnings, credit for the value of our in-force business, and other alternative sources of capital
  - Capital uses include commitments such as capital on flow reinsurance transactions and shareholder dividends
- Considers the amount that can be deployed **above management's targeted excess capital**, under the various frameworks (regulatory, rating agency and internal economic capital) through which the Company assesses capital

RGA

Capital Deployed

In-force and Other Transactions

- A recognized leader in large and complex transactions
- Long track record of credibility with clients and regulators
- Demonstrated execution certainty



$ in millions
$159
$543
$430
$933
$1,676
2020
2021
2022
2023
2024
North America
EMEA
APAC
Corporate

Shareholder Dividends and Share Repurchases

- Consistently paying shareholder dividends, steady growth over time
- Balance with share repurchases after support of organic business, transaction pipeline, and shareholder dividends



$ in millions
$335
$290
$280
$419
$229
2020
2021
2022
2023
2024
Shareholder Dividends
Share Repurchases

From 2020 – 2024:

- Deployed $3.7 billion into in-force and other transactions
- Returned $1.6 billion to shareholders
- Significant deployment outside the U.S.

Long-Term Business, Long-Term Success

- A global leader, differentiated market position
- Diversified platform, well-balanced risk profile
- Disciplined underwriter, proactive risk manager
- Long-term focused investment strategy balancing risks and returns
- Effective capital management
- Valuable franchise

Book value per share (ex-AOCI)[1] total return growth[2]



15-Year 10.0% CAGR
9.9% CAGR
$40.36
$146.22
$113.04
$151.97
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
1/1/2021 2021 2022 2023 2024
As Reported
Revised for LDTI Accounting Standard and Excluding B36

[1] Please refer to "Use of Non-GAAP Financial Measures".
[2] CAGR growth of book value per share ex-AOCI and B36 plus dividends.

Value of In-force Business Margins[1]

- Multiple levers leading to increase in value of in-force business margins, which has generated consistent EPS growth and strong ROE
- Substantial expected margins exist in the in-force business across geographies and products
- Expected profitability of new business and balance sheet management, including expected retrocession recapture of **$1.5 billion** and other in-force actions of **$0.6 billion** are the primary drivers of the increase
- Unwind of in-force margins includes the underwriting, investment, and fee margins that contributed to 2024 year-to-date adjusted operating income before taxes


$ in billions
$33.0
$4.8
$2.1
$(1.0)
$(1.1)
$(0.2)
$37.6
December 31, 2023
New Business
Balance Sheet Management 2
Unwind of In-force Margins
FX
Other3
December 31, 2024

[1] Operating measure reflecting expected underwriting margins, expected investment margins, and expected fee income; excludes management expenses, impact of capital, and taxes. Refer to "Value of In-force Business Description" in the Appendix for further explanation of the calculation.
[2] Includes expected retrocession recaptures and other management actions.
[3] Includes annual actuarial assumption review impacts and methodology refinements.

Updated Financial Targets

Adjusted Operating Income (Loss) Before Taxes[1,2]	Previous Run Rate[2]	Updated Run Rate[2]	Intermediate Term CAGR[2]
U.S. and Latin America Traditional	$340-380	$485-525	4-7%
U.S. and Latin America Financial Solutions	$370-410	$270-300	
Canada Traditional	$125-135	$145-160	6-9%
Canada Financial Solutions	$25-30	$30-35	
EMEA Traditional	$65-75	$95-105	7-10%
EMEA Financial Solutions	$280-310	$340-380	
APAC Traditional	$325-355	$400-435	10-13%
APAC Financial Solutions	$205-225	$270-300	
Corporate and Other	$(160)-(140)	$(170)-(150)	
Total	**$1,575-1,780**	**$1,865-2,090**	**8-10%**

Adjusted Operating ROE Target[2]	**13-15%**

Remain well-positioned in global markets with multiple growth drivers

[1] $ in millions.
[2] Please refer to "Use of Non-GAAP Financial Measures", including for information regarding segment performance and targets. Targets based on expected adjusted operating income.

RGA

Well-Positioned for the Future

2024 result continue to build the foundation for long-term value expectations

Very strong **operating performance** reflected in EPS and ROE

Robust **new business momentum** across all geographies

Improved **value of in-force business margins** driven by new business and balance sheet management actions

Uniquely positioned in the industry based upon ability to offer innovative solutions on **both sides of the balance sheet**

Differentiated and uniquely positioned for long-term success

- Global liability origination platform
- Industry-leading biometric risk expertise
- Integrated asset management capabilities
- Flexible capital sourcing to fuel growth and manage risk

RGA

Appendix

Q4 Pre-Tax Income Reconciliation

	4Q24	4Q23
Income before taxes[1]	$225	$164
Investment-related		
Change in allowance for credit losses and impairments	-	2
Net (gains)/losses on sale of fixed maturity securities[2]	280	84
Change in market value of certain limited partnerships and other	(25)	(15)
Derivative-related		
Embedded derivatives[3]	(126)	185
Change in market value of derivative instruments[4]	63	(58)
Market risk benefits (net of hedging)[5]	7	(5)
Tax-related items and other[6]	7	29
Adjusted operating income before taxes	$431	$386

[1] $ in millions.
[2] Net (gains)/losses on sale of fixed maturity securities includes market value adjustments on surrender charges.
[3] Embedded derivatives related to funds withheld or modified coinsurance transactions and equity-indexed annuities.
[4] Derivative instruments comprised primarily of non-qualifying hedges and credit derivatives.
[5] Market risk benefits include GMXBs, which are policy riders that provide a specified guaranteed minimum benefit.
[6] The Tax-related items and other line item includes pension risk transfer day one loss and other immaterial items.

- Change in credit allowance and investment impairments due to market conditions
- Net losses on sale of fixed maturity securities primarily associated with portfolio repositioning
- Change in income from embedded derivatives was primarily due to changes in credit spreads and interest rates
- Change in value of derivative instruments was due to volatility in foreign exchange rates, interest rates and equity markets

RGA

2024 Pre-Tax Income Reconciliation

	2024	2023
Income before taxes[1]	980	$1,160
Investment-related		
Change in allowance for credit losses and impairments	78	62
Net (gains)/losses on sale of fixed maturity securities[2]	490	203
Change in market value of certain limited partnerships and other	(36)	(56)
Derivative-related		
Embedded derivatives[3]	(99)	156
Change in market value of derivative instruments[4]	177	97
Market risk benefits (net of hedging)[5]	23	40
Tax-related items and other[6]	139	37
Adjusted operating income before taxes	$1,752	$1,699

- Change in credit allowance and investment impairments due to market conditions
- Net losses on sale of fixed maturity securities primarily associated with portfolio repositioning
- Change in income from embedded derivatives was primarily due to changes in credit spreads and interest rates
- Change in value of derivative instruments was due to volatility in foreign exchange rates, interest rates and equity markets

[1] $ in millions.
[2] Net (gains)/losses on sale of fixed maturity securities includes market value adjustments on surrender charges.
[3] Embedded derivatives related to funds withheld or modified coinsurance transactions and equity-indexed annuities.
[4] Derivative instruments comprised primarily of non-qualifying hedges and credit derivatives.
[5] Market risk benefits include GMXBs, which are policy riders that provide a specified guaranteed minimum benefit.
[6] The Tax-related items and other line item includes pension risk transfer day one loss and other immaterial items.

Value of In-force Business Margins Description

- Expected underwriting margin[1] is derived from the estimated cash flows used to determine LDTI reserves. This amount is calculated using the locked-in LDTI liability discount rates.
- Expected investment margin, which (i) for LDTI products, values derived from the difference between using the expected book yields[2] and locked-in LDTI liability discount rates and (ii) Interest-sensitive products, values calculated using expected investment spread[2] and expected duration of treaty.
- Expected fee income, which primarily comes from capital solutions products, is calculated as the present value of expected fees.
- Such measures excludes management expenses, impact of capital, and taxes. These values are based on the Company's estimates and assumptions and could materially change.

[1] Represents the expected difference, based on current assumptions, between the present value of premiums and present value of claim benefits and treaty allowances, with:

- Present value of premiums is the present value of expected gross premiums plus Deferred Profit Liability (DPL);
- Present value of claim benefits is the present value of expected claim payments less Liability for Future Policy Benefits (LFPB) (before zero floor is applied); and
- Present value of treaty allowances is the present value of future allowances plus related Deferred Acquisition Costs (DAC).

[2] Expected book yields are based on 2024 actual portfolio book yields adjusted for longer-term VII expectations. Investment spread is the difference between expected book yields and interest credited expense.

Reconciliations of Non-GAAP Measures

Reconciliation of Pre-tax income to adjusted operating income before taxes				
In millions	**4Q24**	**4Q23**	**2024**	**2023**
RGA Consolidated				
Pre-tax income	$ 225	$ 164	$ 980	$ 1,160
Capital (gains) losses, derivatives and other, net	334	36	873	382
Change in MV of embedded derivatives	(128)	186	(101)	157
Adjusted operating income before taxes	$ 431	$ 386	$ 1,752	$ 1,699
Notable items	-	-	194	(3)
Adjusted operating income before taxes, excluding notable items	$ 431	$ 386	$ 1,946	$ 1,696
Net income available to RGA shareholders	$ 148	$ 158	$ 717	$ 902
Capital (gains) losses, derivatives and other, net	308	(8)	737	320
Change in MV of embedded derivatives	(122)	166	(112)	112
Adjusted operating income	$ 334	$ 316	$ 1,342	$ 1,334
Notable items	-	-	168	-
Adjusted operating income excluding notable items	$ 334	$ 316	$ 1,510	$ 1,334

Reconciliation of earnings-per-share available to RGA shareholders to adjusted operating earnings-per-share					
Diluted share basis	**1Q23**	**2Q23**	**3Q23**	**4Q23**	**2023**
Earnings-per-share	$ 3.72	$ 3.05	$ 4.29	$ 2.37	$ 13.44
Capital (gains) losses, derivatives and other, net	1.80	1.40	1.68	(0.13)	4.77
Change in MV of embedded derivatives	(0.36)	(0.05)	(0.40)	2.49	1.67
Adjusted operating earnings-per-share	$ 5.16	$ 4.40	$ 5.57	$ 4.73	$ 19.88
Notable items	-	-	-	-	-
Adjusted operating income excluding notable items	$ 5.16	$ 4.40	$ 5.57	$ 4.73	$ 19.88
	1Q24	**2Q24**	**3Q24**	**4Q24**	**2024**
Earnings-per-share	$ 3.16	$ 3.03	$ 2.33	$ 2.22	$ 10.73
Capital (gains) losses, derivatives and other, net	4.08	2.91	(0.53)	4.60	11.01
Change in MV of embedded derivatives	(1.22)	(0.46)	1.82	(1.83)	(1.68)
Adjusted operating earnings-per-share	$ 6.02	$ 5.48	$ 3.62	$ 4.99	$ 20.06
Notable items	-	-	2.51	-	2.51
Adjusted operating income excluding notable items	$ 6.02	$ 5.48	$ 6.13	$ 4.99	$ 22.57

Reconciliations of Non-GAAP Measures

Reconciliation of trailing twelve months of consolidated net income available to RGA shareholders to adjusted operating income and related return on equity (ROE), excluding notable items

	1Q23		2Q23		3Q23		4Q23	
Trailing twelve months	Income	ROE	Income	ROE	Income	ROE	Income	ROE
Net income available to RGA shareholders	$ 572	7.8%	$ 672	9.2%	$ 1,035	13.9%	$ 902	11.4%
Reconciliation to adjusted operating income:								
Capital (gains) losses, derivatives and other, net	421		302		295		432	
Adjusted operating income	$ 993	11.2%	$ 974	10.9%	$ 1,330	14.7%	$ 1,334	14.5%
Notable items after tax	184		201		(47)		-	
Adjusted operating income excluding notable items	$ 1,177	13.1%	$ 1,175	13.0%	$ 1,283	14.0%	$ 1,334	14.4%

	1Q24		2Q24		3Q24		4Q24	
Trailing twelve months	Income	ROE	Income	ROE	Income	ROE	Income	ROE
Net income available to RGA shareholders	$ 860	10.2%	$ 858	9.7%	$ 727	7.7%	$ 717	7.1%
Reconciliation to adjusted operating income:								
Capital (gains) losses, derivatives and other, net	526		596		597		625	
Adjusted operating income	$ 1,386	14.8%	$ 1,454	15.3%	$ 1,324	13.8%	$ 1,342	13.8%
Notable items after tax	-		-		168		168	
Adjusted operating income excluding notable items	$ 1,386	14.8%	$ 1,454	15.3%	$ 1,492	15.5%	$ 1,510	15.4%

RGA

Reconciliations of Non-GAAP Measures

Reconciliation of RGA, Inc. shareholders' equity to RGA, Inc. shareholders' equity excluding AOCI

In millions	2024	2023	2022	2021	2020	2019
RGA, Inc. shareholders' equity	$ 10,816	$ 9,081	$ 7,081	$ 8,180	$ 14,352	$ 11,602
Less effect of AOCI:						
Accumulated currency translation adjustment	(19)	68	(116)	(13)	(69)	(92)
Unrealized (depreciation) appreciation of securities	(4,526)	(3,667)	(5,496)	3,779	5,500	3,299
Effect of updating discount rates on future policy benefits	5,412	3,256	3,755	(4,209)		
Change in instrument-specific credit risk for market risk benefits	2	3	13	(7)		
Pension and postretirement benefits	(20)	(29)	(27)	(50)	(72)	(70)
RGA, Inc. shareholders' equity excluding AOCI	$ 9,967	$ 9,450	$ 8,952	$ 8,680	$ 8,993	$ 8,465

Reconciliation of RGA, Inc. shareholders' average equity to RGA, Inc. shareholders' average equity excluding AOCI and notable items

In millions	2024	2023	2022	2021	2020	2019
RGA, Inc. shareholders' average equity	$ 10,045	$ 7,931	$ 7,470	$ 7,764	$ 12,204	$ 10,391
Less effect of AOCI:						
Accumulated currency translation adjustment	60	(30)	(53)	32	(153)	(137)
Unrealized (depreciation) appreciation of securities	(3,950)	(5,018)	(2,213)	4,696	3,771	2,481
Effect of updating discount rates on future policy benefits	4,234	3,774	972	(5,292)		
Change in instrument-specific credit risk for market risk benefits	4	10	1	(27)		
Pension and postretirement benefits	(27)	(22)	(46)	67	(75)	(56)
RGA, Inc. shareholders' average equity excluding AOCI	9,724	9,217	8,809	8,288	8,661	8,103
Year-to-date notable items, net of tax	67	37	107	56	-	-
RGA, Inc. shareholders' average equity excluding AOCI and notable items	$ 9,791	$ 9,254	$ 8,916	$ 8,344	$ 8,661	$ 8,103

Reconciliation of book value per share to book value per share excluding AOCI and B36

	2024	2023	2022	2021	1/1/2021
Book value per share*	$ 164.19	$ 138.39	$ 106.19	$ 121.79	$ 100.64
Less effect of AOCI:					
Accumulated currency translation adjustment	(0.27)	1.04	(1.73)	(0.20)	(1.02)
Unrealized (depreciation) appreciation of securities	(68.73)	(55.88)	(82.44)	56.27	82.59
Effect of updating discount rates on future policy benefits	82.16	49.62	56.32	(62.67)	(94.42)
Change in instrument-specific credit risk for market risk benefits	0.03	0.05	0.19	(0.10)	0.53
Pension and postretirement benefits	(0.31)	(0.45)	(0.41)	(0.74)	(1.06)
Book value per share excluding AOCI*	$ 151.31	$ 144.01	$ 134.26	$ 129.23	$ 114.02
Less effect of B36:	(0.66)	(2.06)	(0.10)	2.18	0.98
Book value per share excluding AOCI and B36*	$ 151.97	$ 146.07	$ 134.36	$ 127.05	$ 113.04

*Reflects adoption of LDTI Accounting Standard

Reconciliation of book value per share to book value per share excluding AOCI

	2022	2021	2020	2019	2018	2017	2016	2015
Book value per share	$ 62.16	$ 193.75	$ 211.19	$ 185.17	$ 134.53	$ 148.48	$ 110.31	$ 94.09
Less: Effect of unrealized appreciation (depreciation) of securities	(81.10)	55.09	80.94	52.65	13.63	34.14	21.07	14.35
Less: Effect of accumulated currency translation adjustments	(2.56)	(0.13)	(1.02)	(1.46)	(2.69)	(1.34)	(2.68)	(2.78)
Less: Effect of unrecognized pension and post retirement benefits	(0.40)	(0.74)	(1.06)	(1.12)	(0.80)	(0.78)	(0.67)	(0.71)
Book value per share excluding AOCI	$ 146.22	$ 139.53	$ 132.33	$ 135.10	$ 124.39	$ 116.46	$ 92.59	$ 83.23

	2014	2013	2012	2011	2010	2009	2008	2007
Book value per share	$ 102.13	$ 83.87	$ 93.47	$ 79.31	$ 64.96	$ 49.87	$ 33.54	$ 48.70
Less: Effect of unrealized appreciation (depreciation) of securities	23.63	11.59	25.40	19.35	8.88	1.43	(7.62)	5.05
Less: Effect of accumulated currency translation adjustments	1.19	2.93	3.62	3.13	3.48	2.80	0.35	3.43
Less: Effect of unrecognized pension and post retirement benefits	(0.72)	(0.31)	(0.50)	(0.42)	(0.20)	(0.22)	(0.20)	(0.14)
Book value per share excluding AOCI	$ 78.03	$ 69.66	$ 64.95	$ 57.25	$ 52.80	$ 45.86	$ 41.01	$ 40.36

The information in the table immediately above does not reflect RGA's adoption of LDTI.

Reconciliations of Non-GAAP Measures

Reconciliation of adjusted operating income before taxes to adjusted operating income before taxes, excluding notable items		
in millions		2024
U.S. and Latin America Traditional		
Adjusted operating income before taxes	$	525
Notable items		53
Adjusdted operating income before taxes, excluding notable items	$	578
U.S. and Latin America Financial Solutions		
Adjusted operating income before taxes	$	326
Notable items		-
Adjusdted operating income before taxes, excluding notable items	$	326
Canada Traditional		
Adjusted operating income before taxes	$	134
Notable items		(5)
Adjusdted operating income before taxes, excluding notable items	$	129
Canada Financial Solutions		
Adjusted operating income before taxes	$	26
Notable items		-
Adjusdted operating income before taxes, excluding notable items	$	26
EMEA Traditional		
Adjusted operating income before taxes	$	30
Notable items		40
Adjusdted operating income before taxes, excluding notable items	$	70
EMEA Financial Solutions		
Adjusted operating income before taxes	$	345
Notable items		2
Adjusdted operating income before taxes, excluding notable items	$	347
APAC Traditional		
Adjusted operating income before taxes	$	282
Notable items		95
Adjusdted operating income before taxes, excluding notable items	$	377
APAC Financial Solutions		
Adjusted operating income before taxes	$	255
Notable items		9
Adjusdted operating income before taxes, excluding notable items	$	264
Corporate and Other		
Adjusted operating income before taxes	$	(171)
Notable items		-
Adjusdted operating income before taxes, excluding notable items	$	(171)
RGA Consolidated		
Adjusted operating income before taxes	$	1,752
Notable items		194
Adjusdted operating income before taxes, excluding notable items	$	1,946

Trusted partner.
Proven results.